Item 77O: Transactions effected pursuant to Rule 10f-3


BB&T Funds
10f-3 Restricted Underwriting Transactions


1. Name of Purchasing Portfolio:
 BB&T North Carolina Intermediate Tax-Free Fund


2. Issuer:
 PITT CO NC

3. Date of Purchase:
 11/10/2009

4. Underwriter from whom purchased:
Citigroup

5. Name of Affiliated Underwriter managing or participating in syndicate BB&T Capital Markets

6. Aggregate principal amount of purchase:
$1,090,000

7. Aggregate principal amount of offering:
 $35,145,000

8. Purchase price (Net of fees and expenses):
$1,113,223.70

9. Date offering commenced:
11/10/2009

10. Commission, spread or profit:
0.50


Have the following conditions been satisfied:    YES/NO

a. The securities are: (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in
Section 2(a)(16) of the Investment Company Act of 1940,
(iii) qualify as "Eligible Municipal Securities," as defined in The Rule,* (iv) securities sold in an "Eligible Foreign Offering," as defined in the Rule, or (v) securities sold in an "Eligible Rule 144A Offering," as defined in the Rule.

YES

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES

c. The underwriting was a firm commitment underwriting

 YES

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

 YES

e. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

YES


*For municipal securities to qualify as "Eligible Municipal Securities," the securities must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either: (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years (including the operations of predecessors), the securities are subject to a minimal or low amount of credit risk.


                                                         YES/NO

f. The amount of any class of such issue purchased by the Portfolio aggregated with purchases by any other investment company advised by the Adviser and any purchases by another account with respect to which such Adviser has investment discretion if such discretion was exercised with respect to the purchase, (i) did not exceed 25% of the principal amount of the offering of such class; or (ii) in the case of an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class to Qualified Institutional Buyers, plus (B) the principal amount of the offering of such class in any concurrent offering.

 YES

g. No Affiliated Underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase. In the case of Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

YES

Portfolio Manager:
Robert F. Millikan
/s/ Robert F. Millikan

Approved:
/s/ Clinton Ward

Date:
1/25/2010


Board of Trustees Review Date:  March 3, 2010


[page break]


                       BB&T Funds
                       10f-3 Restricted Underwriting Transactions

1. Name of Purchasing Portfolio:
 BB&T Maryland Intermediate Tax-Free Fund

2. Issuer:
 MDSMED AnneArundel Health

3. Date of Purchase:
 1/13/2010

4. Underwriter from whom purchased:
Citigroup

5. Name of Affiliated Underwriter managing or participating in syndicate BB&T Capital Markets

6. Aggregate principal amount of purchase:
$290,000

7. Aggregate principal amount of offering:
 $85,410,000

8. Purchase price (Net of fees and expenses):
$285,107.70

9. Date offering commenced:
1/13/2010

10. Commission, spread or profit:
0.75


Have the following conditions been satisfied:            YES/NO

a. The securities are: (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in
Section 2(a)(16) of the Investment Company Act of 1940,
(iii) qualify as "Eligible Municipal Securities," as defined in the Rule,* (iv) securities sold in an "Eligible Foreign Offering," as defined in the Rule, or (v) securities sold in an "Eligible Rule 144A Offering," as defined in the Rule.

YES

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES

c. The underwriting was a firm commitment underwriting

 YES

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

 YES

e. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 N/A



*For municipal securities to qualify as "Eligible Municipal Securities," the securities must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either: (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years (including the operations of predecessors), the securities are subject to a minimal or low amount of credit risk.


                                                                 YES/NO


f. The amount of any class of such issue purchased by the Portfolio aggregated with purchases by any other investment company advised by the Adviser and any purchases by another account with respect to which such Adviser has investment discretion if such discretion was exercised with respect to the purchase, (i) did not exceed 25% of the principal amount of the offering of such class; or (ii) in the case of an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class to Qualified Institutional Buyers, plus (B) the principal amount of the offering of such class in any concurrent offering.

 YES

g. No Affiliated Underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase. In the case of Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

YES

Portfolio Manager:
Robert F. Millikan
/s/ Robert F. Millikan

Approved:
Rebecca Patel
/s/ Rebecca Patel


Date: January 19, 2010

Board of Trustees Review Date:   March 3. 2010

[page break]


BB&T Funds
10f-3 Restricted Underwriting Transactions

1. Name of Purchasing Portfolio:
 BB&T Maryland Intermediate Tax-Free Fund

2. Issuer:
 MDSMED AnneArundel Health

3. Date of Purchase:
 1/13/2010

4. Underwriter from whom purchased:
M&T

5. Name of Affiliated Underwriter managing or participating in syndicate BB&T Capital Markets

6. Aggregate principal amount of purchase:
$250,000

7. Aggregate principal amount of offering:
 $85,410,000

8. Purchase price (Net of fees and expenses):
$246,557.50

9. Date offering commenced:
1/13/2010

10. Commission, spread or profit:
0.75

Have the following conditions been satisfied:       YES/NO

a. The securities are: (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in
Section 2(a)(16) of the Investment Company Act of 1940,
 (iii) qualify as "Eligible Municipal Securities," as defined in the Rule,* (iv) securities sold in an "Eligible Foreign Offering," as defined in the Rule, or (v) securities sold in an "Eligible Rule 144A Offering," as defined in the Rule.

YES

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES

c. The underwriting was a firm commitment underwriting

 YES

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

 YES

e. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

YES


*For municipal securities to qualify as "Eligible Municipal Securities," the securities must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either: (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years (including the operations of predecessors), the securities are subject to a minimal or low amount of credit risk.

                                                       YES/NO

f. The amount of any class of such issue purchased by the Portfolio aggregated with purchases by any other investment company advised by the Adviser and any purchases by another account with respect to which such Adviser has investment discretion if such discretion was exercised with respect to the purchase, (i) did not exceed 25% of the principal amount of the offering of such class; or (ii) in the case of an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class to Qualified Institutional Buyers, plus (B) the principal amount of the offering of such class in any concurrent offering.

 YES

g. No Affiliated Underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase. In the case of Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

YES

Portfolio Manager:
Robert F. Millikan
/s/ Robert F. Millikan

Approved:
Rebecca Patel
/s/ Rebecca Patel
Date:
January 19, 2010

Board of Trustees Review Date:
March 3. 2010


[page break]


BB&T Funds
10f-3 Restricted Underwriting Transactions

1. Name of Purchasing Portfolio:
 BB&T Virginia Intermediate Tax-Free Fund

2. Issuer:
 Virginia State Housing Dev Authority

3. Date of Purchase:
 1/29/2010

4. Underwriter from whom purchased:
Morgan Keegan

5. Name of Affiliated Underwriter managing or participating in syndicate BB&T Capital Markets

6. Aggregate principal amount of purchase:
$1,500,000

7. Aggregate principal amount of offering:
 $107,330,000

8. Purchase price (Net of fees and expenses):
$1,500,000.00

9. Date offering commenced:
1/29/2010

10. Commission, spread or profit:
0.625



Have the following conditions been satisfied:        YES/NO

a. The securities are: (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in
Section 2(a)(16) of the Investment Company Act of 1940,
(iii) qualify as "Eligible Municipal Securities," as defined in the Rule,* (iv) securities sold in an "Eligible Foreign Offering," as defined in the Rule, or (v) securities sold in an "Eligible Rule 144A Offering," as defined in the Rule.

YES

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES

c. The underwriting was a firm commitment underwriting

 YES

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

 YES

e. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

YES


*For municipal securities to qualify as "Eligible Municipal Securities," the securities must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either: (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years (including the operations of predecessors), the securities are subject to a minimal or low amount of credit risk.

                                                        YES/NO

f. The amount of any class of such issue purchased by the Portfolio aggregated with purchases by any other investment company advised by the Adviser and any purchases by another account with respect to which such Adviser has investment discretion if such discretion was exercised with respect to the purchase, (i) did not exceed 25% of the principal amount of the offering of such class; or (ii) in the case of an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class to Qualified Institutional Buyers, plus (B) the principal amount of the offering of such class in any concurrent offering.

 YES

g. No Affiliated Underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase. In the case of Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

YES




Portfolio Manager:
Robert F. Millikan
/s/ Robert F. Millikan


Approved:
/s/ Rebecca V. Patel

Date:
1/29/10

Board of Trustees Review Date:
May 24, 2010


[page break]


BB&T Funds
10f-3 Restricted Underwriting Transactions

1. Name of Purchasing Portfolio:
 BB&T North Carolina Intermediate Tax-Free Fund

2. Issuer:
 NCSMED Baptist Hospital

3. Date of Purchase:
 2/18/2010

4. Underwriter from whom purchased:
Morgan Stanley

5. Name of Affiliated Underwriter managing or participating in syndicate BB&T Capital Markets

6. Aggregate principal amount of purchase:
$3,000,000

7. Aggregate principal amount of offering:
 $322,750,000

8. Purchase price (Net of fees and expenses):
$3,268,500.00

9. Date offering commenced:
2/18/2010

10. Commission, spread or profit:
0.750



Have the following conditions been satisfied:             YES/NO

a. The securities are: (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in
Section 2(a)(16) of the Investment Company Act of 1940,
(iii) qualify as "Eligible Municipal Securities," as defined in the Rule,* (iv) securities sold in an "Eligible Foreign Offering," as defined in the Rule, or (v) securities sold in an "Eligible Rule 144A Offering," as defined in the Rule.

YES

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES

c. The underwriting was a firm commitment underwriting

YES

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

 YES

e. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 YES



*For municipal securities to qualify as "Eligible Municipal Securities," the securities must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either: (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years (including the operations of predecessors), the securities are subject to a minimal or low amount of credit risk.


                                                       YES/NO

f. The amount of any class of such issue purchased by the Portfolio aggregated with purchases by any other investment company advised by the Adviser and any purchases by another account with respect to which such Adviser has investment discretion if such discretion was exercised with respect to the purchase, (i) did not exceed 25% of the principal amount of the offering of such class; or (ii) in the case of an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class to Qualified Institutional Buyers, plus (B) the principal amount of the offering of such class in any concurrent offering.

 YES

g. No Affiliated Underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase. In the case of Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

 YES




Portfolio Manager:
Robert F. Millikan
/s/ Robert F. Millikan


Approved:
/s/ Rebecca V. Patel

Date:
2/18/10

Board of Trustees Review Date:
May 24, 2010


[page break]



BB&T Funds
10f-3 Restricted Underwriting Transactions

1. Name of Purchasing Portfolio:
 BB&T Total Return Bond Fund

2. Issuer:
 New York City Municipal Water Finance Authority

3. Date of Purchase:
 3/10/2010

4. Underwriter from whom purchased:
Jefferies

5. Name of Affiliated Underwriter managing or participating in syndicate
BB&T

6. Aggregate principal amount of purchase:
$1,739,000

7. Aggregate principal amount of offering:
 $125,000,000

8. Purchase price (Net of fees and expenses):
$100.00

9. Date offering commenced:
3/8/2010

10. Commission, spread or profit:
Underwriter's = 5/8


Have the following conditions been satisfied:                  YES/NO

a. The securities are: (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in
Section 2(a)(16) of the Investment Company Act of 1940,
(iii) qualify as "Eligible Municipal Securities," as defined in the Rule,* (iv) securities sold in an "Eligible Foreign Offering," as defined in the Rule, or (v) securities sold in an "Eligible Rule 144A Offering," as defined in the Rule.

YES

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES

c. The underwriting was a firm commitment underwriting

 YES

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

 YES

e. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 N/A



*For municipal securities to qualify as "Eligible Municipal Securities," the securities must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either: (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years (including the operations of predecessors), the securities are subject to a minimal or low amount of credit risk.

                                                           YES/NO

f. The amount of any class of such issue purchased by the Portfolio aggregated with purchases by any other investment company advised by the Adviser and any purchases by another account with respect to which such Adviser has investment discretion if such discretion was exercised with respect to the purchase, (i) did not exceed 25% of the principal amount of the offering of such class; or (ii) in the case of an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class to Qualified Institutional Buyers, plus (B) the principal amount of the offering of such class in any concurrent offering.

 YES

g. No Affiliated Underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase. In the case of Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

YES


Portfolio Manager:
Mark Montgomery/Rena Patel


Approved:
/s/ Clinton Ward


Date:
3/10/2010

Board of Trustees Review Date:
May 24, 2010


[page break]


BB&T Funds
10f-3 Restricted Underwriting Transactions

1. Name of Purchasing Portfolio:
 BB&T Virginia Intermediate Tax-Free Fund

2. Issuer:
 Arlington Co Ind Dev Auth

3. Date of Purchase:
 3/25/2010

4. Underwriter from whom purchased:
Merrill Lynch

5. Name of Affiliated Underwriter managing or participating in syndicate BB&T Capital Markets

6. Aggregate principal amount of purchase:
$1,000,000

7. Aggregate principal amount of offering:
 $139,410,000

8. Purchase price (Net of fees and expenses):
$1,089,230.00

9. Date offering commenced:
3/25/2010

10. Commission, spread or profit:
0.500

Have the following conditions been satisfied:             YES/NO

a. The securities are: (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in
Section 2(a)(16) of the Investment Company Act of 1940,
(iii) qualify as "Eligible Municipal Securities," as defined in the Rule,* (iv) securities sold in an "Eligible Foreign Offering," as defined in the Rule, or (v) securities sold in an "Eligible Rule 144A Offering," as defined in the Rule.

YES

b. The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES

c. The underwriting was a firm commitment underwriting

 YES

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

 YES

e. In respect of any securities other than Eligible Municipal
Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 N/A



*For municipal securities to qualify as "Eligible Municipal Securities," the securities must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either: (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years (including the operations of predecessors), the securities are subject to a minimal or low amount of credit risk.


                                                             YES/NO

f. The amount of any class of such issue purchased by the Portfolio aggregated with purchases by any other investment company advised by the Adviser and any purchases by another account with respect to which such Adviser has investment discretion if such discretion was exercised with respect to the purchase, (i) did not exceed 25% of the principal amount of the offering of such class; or (ii) in the case of an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class to Qualified Institutional Buyers, plus (B) the principal amount of the offering of such class in any concurrent offering.

 YES

g. No Affiliated Underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase. In the case of Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

YES



Portfolio Manager:
Robert F. Millikan
/s/ Robert F. Millikan

Approved:

Date:

Board of Trustees Review Date: